Exhibit 99

                        PROXY CARD FOR COMMON STOCK

                      SOLICITED BY BOARD OF DIRECTORS

                       DIGITAL EQUIPMENT CORPORATION

                         PROXY FOR SPECIAL MEETING

                               COMMON STOCK

      The undersigned hereby appoints Robert B. Palmer and Thomas C. Siekman, and each of them, as attorneys of the undersigned, with full power of substitution, to vote all shares of Digital Common Stock which the undersigned is entitled to vote at the Special Meeting of Stockholders of Digital Equipment Corporation to be held on June 11, 1998, at 11:00 A.M. at The Westford Regency Inn, 219 Littleton Road, Westford, MA 01886, and at any adjournment or postponement thereof, upon the applicable matters set forth in the Proxy Statement/Prospectus for such Special Meeting. The foregoing attorneys are authorized to vote, in their discretion, upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

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THIS PROXY WILL BE VOTED AS SPECIFIED, OR WHERE NO DIRECTION IS GIVEN, WILL BE
VOTED FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

         To approve and adopt the Amended and Restated
         Agreement and Plan of Merger dated as of
         January 25, 1998, among Digital Equipment
         Corporation, Compaq Computer Corporation
         and Compaq Merger, Inc.      [  ] FOR   [  ] AGAINST   [  ] ABSTAIN

The undersigned plans to attend the Special Meeting [  ]


                                   Signature(s)

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                                   ------------------------------------

                                   Date                          , 1998
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                                   NOTE:  SIGNATURE(S) SHOULD AGREE WITH
                                   NAME(S)  AS PRINTED ON THIS PROXY.  IF
                                   SIGNING AS ATTORNEY, EXECUTOR,
                                   ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                   PLEASE GIVE YOUR FULL TITLE AS SUCH.
                                   PLEASE SIGN AND RETURN PROMPTLY IN
                                   ENCLOSED ENVELOPE.